UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2025

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On June 18, 2025, HireQuest, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted to: (i) elect each of the six nominees for director to serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualified, (ii) ratify the selection of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, (iii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement, and (iv) approve, on a non-binding advisory basis, the ONE YEAR option to determine the frequency of future advisory votes on named executive officer compensation. The number of shares of common stock outstanding and eligible to vote as of April 28, 2025, the record date for the Annual Meeting, was 14,033,051. Of these, a total of 12,772,303 shares were voted, either in person or by proxy.

The final voting results were as follows:

Proposal #1
Election of Directors
Director Nominee	For	Withheld	Broker Non-Votes
Richard F. Hermanns	10,701,166	59,811	2,011,326
R. Rimmy Malhotra	10,340,327	420,650	2,011,326
Lawrence Hagenbuch	9,948,950	812,027	2,011,326
Kathleen Shanahan	10,262,595	498,482	2,011,326
Edward Jackson	10,733,240	27,737	2,011,326
Jack A. Olmstead	10,721,309	39,668	2,011,326

Proposal #2	For	Against	Abstain
The ratification of the selection of Forvis Mazars, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024	12,617,381	151,208	3,714

Proposal #3	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote on the compensation paid to the Company's named executive officers	10,746,313	8,811	5,853	2,011,326

Proposal #4	ONE YEAR	TWO YEARS	THREE YEARS	Abstain	Broker Non-Votes
Non-binding advisory vote on the frequency of future advisory votes on the compensation paid to the Company's named executive officers	10,295,333	431,618	30,734	3,292	2,011,326

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: June 19, 2025	/s/ John McAnnar
John McAnnar
Chief Legal Officer, Vice President, and Corporate Secretary